EXHIBIT 10.2

                            ASSIGNMENT OF MORTGAGE


FEBRUARY 25, 2004                         Date of Assignment
-----------------------------------

Samson Exploration N.L.                   "Assignee"
Level 36, Exchange Plaza
2 The Esplanade
Perth, Western Australia 6000
AUSTRALIA
-----------------------------------

Barry D. Lasker                           "Assignor"
451 Brown Saddle Street
HOUSTON, TX 77057
-----------------------------------

Mortgage, Deed of Trust, Security         "Mortgage"
Agreement, Assignment of Production
and Financing Statement
-----------------------------------
MAY 5, 2003                               Date of Mortgage
-----------------------------------

JUNE 16, 2003                             Recording Date of Mortgage
-----------------------------------

CAMPBELL COUNTY, WY                       County of Recording
-----------------------------------

817933                                    Reception No.
-----------------------------------

1879                                      Book of Photos
-----------------------------------

501-519                                   Pages
-----------------------------------


     KNOW ALL MEN BY THESE PRESENTS that Kestrel Energy, Inc., a Colorado corporation ("Kestrel"), did execute and deliver the Mortgage described above and did grant, bargain, sell and convey the property described in the Mortgage to the Assignor to secure the payment of a Revolving Credit Master Note dated May 5, 2003 (the "Note") for the original principal sum of Two Hundred Thousand U.S. Dollars (US$200,000), together with interest, and to secure Kestrel's obligations under the Revolving Credit Loan Agreement dated May 5, 2003, as amended February 24, 2004 (the "Credit Agreement").

     NOW THEREFORE, in consideration of the sum of Two Hundred Thousand U.S. Dollars (US$200,000), paid to the Assignor, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby assigns unto the Assignee, the Mortgage, the Note, and the Credit Agreement, together with all moneys now owing or that may hereafter become due or owing in respect thereof, and the full benefit of all the powers and of all the covenants and provisos therein contained, and the Assignor hereby grants and conveys unto the Assignee, the real property (the "Property"), situate in the County of Campbell, State of Wyoming, described in EXHIBIT A attached hereto and made a part hereof.

     TO HAVE AND TO HOLD the Mortgage, Note, and Credit Agreement, and also the Property, unto the Assignee forever, subject to the terms contained in the Mortgage, Note, and Credit Agreement

     And the Assignor hereby covenants with the Assignee that the Note is a good and valid security and that the sum of Two Hundred Thousand U.S. Dollars (US$200,000) remains unpaid on the Note and that the Assignor has not done or permitted any act, matter or thing whereby the Mortgage has been released or discharged, either partly or in entirety and has the right to assign the Mortgage, Note, and Credit Agreement and will upon request, do, perform and execute every act necessary to enforce the full performance of the covenants and agreements therein contained. This Assignment and the covenants herein shall extend to and be binding upon the heirs, personal representatives, successors and assigns of the respective parties hereto.

     Assignor will promptly endorse the Note to the order of Assignee. The indebtedness arising under and evidenced by the Note and the Credit Agreement is a continuing indebtedness and nothing contained herein shall be construed to have paid any of such indebtedness or to have released or terminated any lien granted by Kestrel.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment the day and year first above written.

Attest:                                  ASSIGNOR:


/S/SHEILA A. ALLEN                       /S/BARRY D. LASKER
-----------------------------------      -----------------------------------
                                         Barry D. Lasker

STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )


     The foregoing instrument was acknowledged before me this 25th day of February, 2004 by Barry D. Lasker.

     Witness my hand and official seal.

     My commission expires:  05-06-04
                            ----------------------------------


                            /S/SHEILA A. ALLEN
                            ----------------------------------
                            Notary Public

                                    EXHIBIT A

1.    Well:          Government 14-17
                     .046875 Working Interest
                     .037500 Net Revenue Interest
      Prospect:      Deep Draw
      Location:      TOWNSHIP 53 NORTH, RANGE 69 WEST
                     --------------------------------
                     Section 17: Lots 13 and 14
                     Campbell County, Wyoming

      Lease Date:    2/1/77
      Lessor:        USA W-57318
      Lessee:        Carolyn R Svalina
      Description:   TOWNSHIP 53 NORTH, RANGE 69 WEST
                     --------------------------------
                     Section 17: Lots 13 and 14, below the base of the
                     Cretaceous formation
      Recorded:      Not Recorded

2.    Well:          KD Federal 33-1
                     .12000 Working Interest
                     .09303 Net Revenue Interest

3.    Well:          KD Federal 33-8
                     .12000 Working Interest
                     .09303 Net Revenue Interest

4.    Well:          KD Federal 33-9
                     .13000 Working Interest
                     .096175 Net Revenue Interest
      Prospect:      Kicker Draw
      Location:      TOWNSHIP 47 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 33: E/2
                     Campbell County, Wyoming

      Lease Date:    10/1/84
      Lessor:        USA W-76330
      Lessee:        Donna Wright
      Description:   TOWNSHIP 47 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 33: NE, SE
      Recorded:      Book 325, Page 522

5.    Well:          Simpson 27-2
                     .125000 Working Interest
                     .099375 Net Revenue Interest
      Prospect:      Double Shield
      Location:      TOWNSHIP 51 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: NENW
                     Campbell County, Wyoming

      Lease Date:    11/1/68
      Lessor:        John H. Simpson, etux
      Lessee:        Conley P Smith
      Description:   TOWNSHIP 51 NORTH, RANGE 70 WEST
                     Section 27: NENW
      Recorded:      Book 867, Page 198

      Lease Date:    11/6/68
      Lessor:        USA W-15548A
      Lessee:        Stuart L Carter
      Description:   TOWNSHIP 51 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: S/2NW, SWNE
      Recorded:      Not Recorded

6.    Well Name:     Pierce Unit Tract 1A
                     1.0 Working Interest
                     .8234375 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 34: Lot 1 (NENE)
                     Campbell County, Wyoming

      Lease Date:    11/1/75
      Lessor:        USA W-52273
      Lessee:        Kathryn S Ellis
      Recorded:      Not Recorded

7.    Well Name:     Pierce Unit Tract 1B
                     .625000 Working Interest
                     .520625 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 34: Lot 2 (NWNE)
                     Campbell County, Wyoming

      Lease Date:    11/1/75
      Lessor:        USA W-52273
      Lessee         Kathryn S Ellis
      Recorded:      Not Recorded

8.    Well Name:     Pierce Unit 2
                     1.0 Working Interest
                     .8086979 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 27: Lot 8 (NESE), Lot 13 (SWSE), Lot 14 (SESE)
                     Campbell County, Wyoming

      Lease Date:    11/1/77
      Lessor:        USA W-60839
      Lessee:        William E Pierce
      Recorded:      Not Recorded

9.    Well Name:     Pierce Unit Tract 3
                     1.0000 Working Interest
                     .80625 Net Revenue Interest
      Prospect:      Pierce Unit
      Location:      TOWNSHIP 48 NORTH, RANGE 70 WEST
                     --------------------------------
                     Section 26: Lot 12 (NWSW), Lot 13 (SWSE)
                     Campbell County, Wyoming

      Lease Date:    8/1/88
      Lessor:        USA WY-112287
      Lessee:        Exxon Corporation
      Recorded:      Not Recorded